UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 28, 2019

AEON GLOBAL HEALTH CORP.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2225 Centennial Drive
Gainesville, GA 30504
(Address and zip code of principal executive offices)

1-(888) 661-0225
(Registrant’s telephone number, including area code

___________________________________________
(Former Name, if Changed Since Last Report)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

As previously reported, on July 19, 2018, Aeon Global Health Corp. (the “Company”) entered into a Settlement and Restructuring Agreement (the “Agreement”) with Peachstate Health Management, LLC (“Peachstate”), its wholly-owned subsidiary, and the former members of Peachstate included in the Agreement (the “Former Members”), including its chief executive officer. Pursuant to the Agreement, the parties agreed to, among other things, resolve certain disagreements among themselves relating to the interpretation of certain provisions of the Amended and Restated Agreement and Plan of Merger dated as of January 26, 2016, and as subsequently amended (the “Merger Agreement”) pursuant to which Peachstate became a wholly-owned subsidiary of the Company (the “Merger”). A detailed summary of the terms and conditions of the Agreement was initially reported by the Company in a Current Report on Form 8-K filed on July 24, 2018.

Under the Agreement, the Company agreed that in consideration of the agreements by the Former Members set forth therein, including the restructuring of the consideration due to them under the Merger Agreement, it shall issue an aggregate of 2,500,000 shares of its Common Stock to the Former Members. Such additional shares shall be issued to the Former Members pro rata based on their respective percentage ownership of Peachstate prior to the Merger and shall be deemed earned and issued on February 28, 2019. On February 28, 2019, the Company issued the Former Members the additional shares of Common Stock contemplated by the Agreement. Following such issuance, there are 9,915,064 shares of Common Stock outstanding.

The issuances of the shares pursuant to the Agreement have been determined to be exempt from registration under the Securities Act of 1933, in reliance on Section 4(a)(2) thereof, as transactions by an issuer not involving a public offering, in which the investors are accredited and have acquired the securities for investment purposes and not with a view to or for sale in connection with any distribution thereof. These securities have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This disclosure does not constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, nor will there be any sales of these securities by the Company in any state or jurisdiction in which the offer, solicitation or sale would be unlawful. The foregoing summary of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 24, 2018, and which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AEON GLOBAL HEALTH CORP.

By: /s/ Hanif A. Roshan
Name: Hanif A. Roshan
Title: Chief Executive Officer
Date: March 4, 2019

3